CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for the Geodyne Energy Income Limited Partnership III-A ("Issuer") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

      Dated this 8th day of January, 2003.

                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP III-A
                                   ("Issuer")

                                    //s// Dennis R. Neill
                                    -----------------------------------
                                    Dennis R. Neill
                                    President (Chief Executive Officer)

                                    //s// Craig D. Loseke
                                    -----------------------------------
                                    Craig D. Loseke
                                    Chief Accounting Officer
                                    (Chief Financial Officer)